Community Trust Bancorp, Inc.

"Community Banking… Our Franchise"

Investor Presentation

NASDAQ: CTBI

www.ctbi.com

November 2007

CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2006 Annual Report on Form 10-K Part I, Item 1. for additional information.

Corporate Profile

■ Total Assets	$2.9 billion
■ Total Loans	$2.2 billion
■ Total Deposits*	$2.5 billion
■ Total Equity	$294.9 million
■ Dividend Yield	3.60%
■ Total Market Capitalization	$451.1 million
■ 2006 EPS	$2.59
■ 2006 P/E	16.0x

* Total Deposits include repurchase agreements.

** Current P/E range approximately 10.0x – 13.0x

Financial data is as of September 30, 2007 unless otherwise noted.

Our Banking Franchise


Frankfort
Georgetown
Versailles
Lexington
Harrodsburg
Flemingsburg
Ashland
Mount Sterling
Winchester
Richmond
Berea
Mount Vernon
Greensburg
Campbellsville
Columbia
Jamestown
Somerset
London
Corbin
Williamsburg
Middlesboro
Fort Gay
Hamlin
Prestonsburg
Williamson
Summersville
Community Trust Bank Branch Office
Community Trust & Investment Office

- Headquartered in Pikeville, KY
- 74 banking locations throughout Eastern and Central KY
- 5 banking locations in Southern WV
- 5 trust offices across Kentucky

Market Analysis

Competitive Position

- 2nd largest Kentucky domiciled bank holding company
- 7th largest bank in Kentucky in terms of deposit market share for all FDIC insured institutions
- #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions

Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
  - Light manufacturing
  - Agricultural base-cattle/tobacco
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

Organizational History
"Over a Century of Service"

1903	The Pikeville National Bank founded
1936	Pikeville National Bank & Trust Co. incorporated
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branches
1997	Changed name to Community Trust Bancorp, Inc.
1997-2002	Merged all banks into lead bank--Community Trust Bank, Inc.
Presently	Two operational subsidiaries

Organizational Structure


Community Trust Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and Investment Company
Lexington, Kentucky

- Community Trust Bank, Inc.
  - Regional market structure provides synergies
- Community Trust and Investment Company
  - Assets under Management $1.0 billion
  - Includes CTB investment portfolio of $384 million

Financial data is as of September 30, 2007

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	38 years	38
Mark A. Gooch	CTB President and CEO	26 years	26
Tracy E. Little	CTIC President and CEO	33 years	4
Kevin J. Stumbo	EVP/Controller	20 years	12
Steven E. Jameson	EVP/Risk Manager	22 years	3
James J. Gartner	EVP/Chief Credit Officer	39 years (17 at OCC)	5
James B. Draughn	EVP/Operations	14 years	14
Michael S. Wasson	EVP/C KY President	36 years	7
Richard W. Newsom	EVP/E KY President	24 years	24
Ricky Sparkman	EVP/SC KY President	22 years	13
Larry W. Jones	EVP/NE President	39 years	5

103 Years of Increasing Investment Return

- Formation of bank holding company 1981
- 12 stock splits
- 9 stock dividends
- 27 years of consecutive increases in cash dividends
  - $0.02 per share increase effective December 15, 2007
- 5-year compound growth rate of cash dividends 11.1%
- Stock selected in 2006 for listing in the new NASDAQ Global Select Market and included in the NASDAQ Dividend Achievers Index

Operational Philosophy

- Executive Management and Board of Director Commitment to Corporate Governance
- Local Market Presidents
- Decentralized decision making
- Centralized operations and risk management
- Specialized product offerings
- Maximized use of technology

Growth Strategies

- Acquisitions
  - 14 Banks
  - 17 Branches
  - Last Acquisition in June 2005
  - Terminated Agreement to Acquire Eagle Fidelity, Inc.
    - Collected $1.2 million termination fee
- De Novo Branches and Branch Expansion/Relocation
  - 3 De Novo Branches Opened in 2005
  - 2 Expansion/Relocations in 2006
  - 1 New Branch under construction projected to open in 4Q 2007
  - 1 New Branch projected to open in 2008
- Investment in Trust Subsidiary
- Investment in Full Service Brokerage
  - 8 Full-Time Representatives

Managing Liquidity through Innovative Products



It's Back!
HOOPS®
Certificate of Deposit
Stop by your local branch for more information. Visit our website at www.ctbi.com to locate the branch nearest you.
You'll have a ball!
800-422-1090
Community Trust® Bank
building communities...built on trust®
Member FDIC
$2,500.00 minimum deposit. HOOPS® CD is available through November 6, 2007. Substantial penalty for early withdrawal.

- 12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- Volume varies as needs vary:
  - 2003 $ 92,856,000
  - 2004 $ 134,985,000
  - 2005 $ 196,788,000
  - 2006 $ 191,555,000
  - 2007 $ 170,285,000 thru 11/5/07

Performance Summary

	YTD 2007	2006	2005
Earnings Per Share (basic)	$1.80	$2.59	$2.31
Return on Average Assets	1.22%	1.33%	1.22%
Return on Average Equity	12.53%	14.51%	13.98%
Net Interest Margin	3.86%	4.02%	4.02%
Efficiency Ratio	58.30%	56.67%	56.83%
Nonperforming Loans	1.41%	0.66%	1.02%
Net Charge-offs	0.23%	0.29%	0.37%
As a % of Average Assets:			
Noninterest Income	1.22%	1.11%	1.19%
Noninterest Expense	2.80%	2.73%	2.79%

YTD 2007 information annualized as of 9/30/2007 except EPS

Shareholder Value

Dividends Per Share



$0.65
$0.75
$0.87
$0.98
$1.05
$1.10
11.1%
2002
2003
2004
2005
2006
2007*

*2007 is projected DPS

Dividends Per Share

- 27 consecutive years of increased cash dividends
- 11.1% compound growth rate for the past five years
- Increased dividend by 2¢ (7.41%) effective with the January 2008 dividend
- 4.8% increase in cash dividends for 2007
- December 31, 2006 cash dividend yield 2.53%
- September 30, 2007 cash dividend yield 3.60%

Shareholders' Equity

(in millions)


$209.4
$221.4
$236.2
$253.9
$282.4
$294.9
8.1%
2002
2003
2004
2005
2006
Sep-07

- Shareholders' equity has increased 34.8% during the past five years
- 8.1% compound growth rate for the past five years
- 2007 projected shareholders' equity between $298 and $300 million

Total Market Capitalization


(in millions)
$271.4
$310.5
$406.5
$461.2
$629.5
$451.1
2002
2003
2004
2005
2006
Sep-07

All data is as of year-end except 2007 which is based upon stock price on September 30, 2007

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$300
$200
$100
$0
2002
2003
2004
2005
2006
2007
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI Stock on December 31, 2002 would have outperformed the NASDAQ Bank Stocks at September 30, 2007 but underperformed the NASDAQ Composite.**

Comparison to Russell 2000 Index of small cap companies



Return to Investors
December 31, 2006
39.08%
18.35%
18.27%
13.55%
22.09%
11.39%
15.28%
9.44%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 1-, 3-, 5-, and 10-year total returns annualized

Comparison to Russell 2000 Index of small cap companies



Return to Investors
September 30, 2007
12.36%
-17.69%
5.25%
13.45%
11.64%
18.81%
9.93%
7.31%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 1-, 3-, 5-, and 10-year total returns annualized

Earnings Review

Earnings Per Share


$1.83
$1.95
$2.09
$2.31
$2.59
12.3%
2002
2003
2004
2005
2006
$1.96
$1.80
Sep-06
Sep-07

- 2006 was 8th consecutive year of increased EPS
- 12.3% 5-year compound growth rate for EPS through 2006
- 2007 EPS projected between $2.44 and $2.57

Net Income



(in millions)
$27.6
$28.9
$31.0
$34.4
$39.1
11.9%
2002
2003
2004
2005
2006



$29.5
$27.4
Sep-06
Sep-07

- 2007 challenges
  - Loan and deposit growth
  - Continued pressure on NIM
  - Noninterest income growth
  - Noninterest expense control
  - Asset quality
- 2007 projected net income $37 to $39 million

Revenues



$117.2
$121.0
$127.1
$136.7
$140.3
$142.4
5.6%
2002
2003
2004
2005
2006
Sep-07*
Total Revenue
> 5-Year Compound Growth Rate

- 5.6% Compound Growth Rate For Revenues For The Past Five Years
  - 2006 revenues increased 2.7%
- 2007 Projected Revenues Between $141 and $143 million

**Sep-07 annualized*

Noninterest Income as a % of Total Revenue

(in millions)



$27.9
$36.4
$34.0
$33.6
$32.7
$36.6
2002
2003
2004
2005
2006
Sep-07*
Noninterest Income
% of Total Revenue

- Y-O-Y increases in noninterest revenue through September
  - Loan related fees ($0.7 million)
  - Trust revenue ($1.0 million)
  - Deposit related fees ($0.4 million)
  - Nonrecurring revenue ($1.3 million)
- 2007 projected noninterest revenue between 24.5% and 26.5% of total revenue

**Sep-07 annualized*

Net Interest Margin


4.08%
4.04%
3.94%
3.99%
3.84%
3.76%
3.86%
3.73%
3.86%
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07*
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 9/30/07 -7.55%

- % of assets repricing
  - Within 30 days 35.8%
- % of liabilities repricing
  - Within 30 days 20.0%
  - Within 90 days 32.4%
  - Within 180 days 45.8%

**Sep-07 peer data not available*

Balance Sheet Review

Total Assets


(in billions)
$2.49
$2.48
$2.71
$2.85
$2.97
$2.93
2002
2003
2004
2005
2006
Sep-07

- Annualized 1.8% decline in assets through 3Q 2007
  - Investment portfolio decline $79.3 million
    - Payoff of FHLB advance $40 million
    - Deposit decline $23.0 million
  - Loan growth $67.0 million
- Total assets are expected to remain stable or decline slightly for YE 2007

Total Loans


(in billions)
$1.63
$1.74
$1.90
$2.11
$2.17
$2.23
2002
2003
2004
2005
2006
Sep-07

- 2007 projected loan growth between $65 and $90 million

Loan Portfolio Mix

September 30, 2007


Consumer 20%
Comm R/E 36%
R/E Mortgage 29%
Comm Other 15%

Net Charge-offs

as a % of average loans



0.63%
0.48%
0.35%
0.37%
0.29%
0.23%
2002
2003
2004
2005
2006
Sep-07*

*Sep-07 annualized

Loan Loss Reserve

as a % of net loans



1.42%
1.42%
1.42%
1.40%
1.27%
1.25%
2002
2003
2004
2005
2006
Sep-07

Nonperforming Loans

as a % of Total Loans


0.73%
0.66%
0.83%
1.08%
1.41%
Sept '06
Dec '06
Mar '07
Jun '07
Sept '07

Nonperforming Loan Mix

September 30, 2007


Consumer 1%
R/E Mortgage 18%
Comm Other 25%
Comm R/E 56%

- **Increase in nonperforming loans is driven primarily by three relationships related to residential development in Central Kentucky.**
- **Our loan portfolio management processes focus on maintaining appropriate reserves for potential losses.**

Concentrations of Credit



September 30, 2007
2.7%
4.5%
3.5%
3.3%
6.0%
2.7%
3.7%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Single Family Construction

Total Deposits

including Repurchase Agreements



(in billions)
$2.18
$2.16
$2.23
$2.38
$2.50
$2.48
2002
2003
2004
2005
2006
Sep-07

- Total deposits including repurchase agreements are expected to remain stable to increasing per funding needs.

Total Deposits

including Repurchase Agreements

September 30, 2007



Repurchase Agreements 6%
Noninterest Bearing 17%
Other Time 5%
NOW 1%
CDs <$100K 26%
MMDA 19%
Savings 8%
CDs >$100K 18%

2007 Key Strategic Initiatives

CTBI: 2007 Outlook

Net Income	$37 to $39 million
Earnings Per Share	$2.44 to $2.57
Total Assets	Stable or slight decline
Loan Growth	$65 to $90 million
Total Deposits	Stable to increasing (per funding needs)
Efficiency Ratio	57.25% to 58.00%
Shareholders' Equity	$298 to $300 million

2007 Operational Initiatives

Attaining our 2007 corporate goals

- Internal growth of core banking businesses
- Expansion through new branches and acquisitions
  - New branch in Frankfort, KY to open in 4Q 2007
  - Branch under construction in Huntington, WV to open in 1Q 2008
- Continued expansion of trust and brokerage services
- Improved management and customer information
- Continued expansion of profitable product lines

2007 Operational Challenges

Major impacts on 2007 corporate goals

- Loan growth
- Asset quality
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs

In Summary … Why CTBI

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De novo branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees

Community Trust Bancorp, Inc.

"Building Communities…Built on Trust"